UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 1, 2015
CITIZENS, INC.
(Exact name of registrant as specified in its charter)

COLORADO	0-16509	84-0755371
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
400 East Anderson Lane
Austin, Texas 78752
(Registrant’s telephone number, including area code)
(512) 837-7100
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 8.01 Other Events	1
Signature	2

SECTION 8 – Other Events

Item 8.01	Other Events

As previously disclosed in its Current Report on Form 8-K filed by Citizens, Inc. (the “Company”) on March 11, 2015 (the “March 11th 8-K”) and its Form 12b-25 filed by the Company on March 17, 2015 (the “12b-25” and together with the March 11th 8-K, the “Previous Filings”), the Company’s management determined that it would not be able to timely file its Annual Report on Form 10-K for the period ended December 31, 2014 (the “Form 10-K”), as it needed additional time to complete its analysis of the tax compliance issue described in the Previous Filings regarding the disqualification of a substantial portion of the Company’s insurance subsidiaries’ endowment policies and whole life insurance policies from the favorable U.S. federal income tax treatment afforded by Sections 7702 and 7702A of the Internal Revenue Code of 1986. As described in the 12b-25, the Company at that time anticipated it would be able to file the Form 10-K on or before March 31, 2015. However, as of this date, the Company still requires additional time to complete its financial statements to be filed as part of the Form 10-K. The Company is working to complete its Form 10-K and will file it upon completion.

Cautionary Statement Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This Form 8-K and any other written or oral statements made by or on behalf of the Company may include forward-looking statements that reflect the Company’s current views with respect to future events and financial performance. All statements other than statements of historical fact included in this Form 8-K are forward-looking statements. Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “plan,” “expect,” “project,” “intend,” “estimate,” “anticipate,” “believe” and “continue” or their negative or variations or similar terminology. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Please refer to the Company’s filings with the Commission, including among others the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and subsequent filings on Form 10-Q, for a description of the important factors that could cause the actual results of the Company to differ materially from those indicated in these statements. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS, INC.

	By:	/s/ Rick D. Riley
Rick D. Riley, Vice Chairman and President
Date: April 1, 2015

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